SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): July 13, 2004


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400


Item 12.

On July 13, 2004, Johnson & Johnson announced its consolidated financial results for the second quarter ended June 27, 2004.
A copy of this press release is furnished as Exhibits 99.15 and
99.20 to this report and is incorporated herein by reference.

The following non-GAAP disclosure was included in the press release to provide investors with information regarding the underlying business.

The Company provided earnings before provision for taxes on income, net earnings and earnings per share (diluted) excluding in-process research and development (IPR&D) charges as these charges are related to business combination transactions for the second quarter of 2003. The Company believes that presenting information that excludes IPR&D related amounts is helpful in evaluating the on-going business operations.


(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15     Press Release dated July 13, 2004 for the period ended
          June 27, 2004.

99.2O     Unaudited Comparative Supplementary Sales Data and
          Condensed Consolidated Statement of Earnings for the second quarter.




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: July 13, 2004           By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer